                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 27, 2001
                (Date of Earliest Event Reported: March 20, 2001)

                         Commission File Number 1-11680

                                   ----------

                          EL PASO ENERGY PARTNERS, L.P.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                                             76-0396023
  (State of Other Jurisdiction)                               (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (713) 420-2131

ITEM 5. OTHER EVENTS

         El Paso Energy Partners, L.P., a Delaware limited partnership (the "Registrant"), entered into an Underwriting Agreement dated March 20, 2001 (the "Underwriting Agreement"), among the Registrant, El Paso Energy Partners Company, a Delaware corporation and the general partner of the Registrant, and the underwriters named therein in connection with the Registrant's public offering of up to 2,587,500 common units representing limited partner interests. The Underwriting Agreement is included as Exhibit 1.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


                  (c)     Exhibits

Exhibit No.       Description

1.1 Underwriting Agreement, dated March 20, 2001, among the Registrant, El Paso Energy Partners Company, and the underwriters named therein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EL PASO ENERGY PARTNERS, L.P.,


                                            /s/ D. MARK LELAND
                                            ------------------------------------
                                            D. Mark Leland
                                            Senior Vice President and Controller

Date:    March 27, 2000

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------
1.1               Underwriting Agreement, dated March 20, 2001, among the
                  Registrant, El Paso Energy Partners Company, and the
                  underwriters named therein.